Exhibit 10.5

FORM OF CASH MANAGEMENT AGREEMENT

(SEVENTH MEZZANINE LOAN)

THIS CASH MANAGEMENT AGREEMENT (SEVENTH MEZZANINE LOAN) (as may be amended, replaced, restated, supplemented or otherwise modified from time to time, this “Agreement”) is made as of the 21st day of December, 2007, by HCR VII PROPERTIES, LLC, a Delaware limited liability company (“Borrower”) having an address at 333 N. Summit Street, Toledo, Ohio, 43604, and JPMORGAN CHASE BANK, N.A., a banking association chartered under the laws of the United States of America, having an address at 270 Park Avenue, New York, New York 10017 (in its capacity as collateral agent for itself and any other Noteholder (as hereinafter defined) and together with its successors and assigns, the “Lender”).

WHEREAS, pursuant to that certain Loan Agreement (Seventh Mezzanine Loan), dated as of the date hereof, by and among Lender and Borrower (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”), JPMorgan Chase Bank, N.A., Column Financial, Inc. and Bank of America, N.A. (collectively, the “Noteholders”) have made a mezzanine loan in the aggregate principal amount of $250,000,000.00 (the “Loan”) to Borrower, evidenced by, among other things, that certain Promissory Note (Seventh Mezzanine Loan), dated as of the date hereof, and in favor of the Noteholders (as the same may be amended, severed, split, extended, consolidated, replaced, restated, supplemented or otherwise modified from time to time, collectively, the “Note”);

WHEREAS, pursuant to that certain Loan Agreement, dated as of the date hereof, by and among each of the entities set forth on Schedule I attached thereto (collectively, “Mortgage Borrower”), HCR ManorCare Maryland Properties, LLC, a Delaware limited liability company (“Maryland Owner”), and JPMorgan Chase Bank, N.A., in its capacity as collateral agent for itself and any other Mortgage Noteholders (as defined below) (together with its successors and assigns, “Mortgage Lender”) (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Mortgage Loan Agreement”), JPMorgan Chase Bank, N.A., Column Financial, Inc., and Bank of America, N.A. (collectively, the “Mortgage Noteholders”) have made a mortgage loan to Mortgage Borrower in the aggregate principal amount of $3,000,000,000.00 (the “Mortgage Loan”), which Mortgage Loan is evidenced by, among other things, that certain Promissory Note, dated as of the date hereof, and in favor of the Mortgage Noteholders;

WHEREAS, pursuant to that certain Loan Agreement (First Mezzanine Loan), dated as of the date hereof, by and between JPMorgan Chase Bank, N.A., in its capacity as collateral agent for itself and any other Noteholder (as defined in the First Mezzanine Loan Agreement (as defined below)) (together with its successors and assigns, “First Mezzanine Lender”) and HCR I-A Properties, LLC, a Delaware limited liability company (“IA Borrower”), and HCR I-B Properties, LLC, a Delaware limited liability company (“IB Borrower”, and together with IA Borrower, individually, collectively, jointly and severally, “First Mezzanine Borrower”) (as may be amended, replaced, restated or otherwise modified from time to time, the “First Mezzanine Loan Agreement”), JPMorgan Chase Bank, N.A., Column Financial, Inc. and Bank of America, N.A. made a mezzanine loan to First Mezzanine Borrower in the aggregate principal amount of $100,000,000.00 (the “First Mezzanine Loan”);

WHEREAS, pursuant to that certain Loan Agreement (Second Mezzanine Loan), dated as of the date hereof, by and between JPMorgan Chase Bank, N.A., in its capacity as collateral agent for itself and any other Noteholder (as defined in the Second Mezzanine Loan Agreement (as defined below)) (together with its successors and assigns, “Second Mezzanine Lender”) and HCR II PROPERTIES, LLC, a Delaware limited liability company (“Second Mezzanine Borrower”) (as may be amended, replaced, restated or otherwise modified from time to time, the “Second Mezzanine Loan Agreement”), JPMorgan Chase Bank, N.A., Column Financial, Inc. and Bank of America, N.A. made a mezzanine loan to Second Mezzanine Borrower in the aggregate principal amount of $250,000,000.00 (the “Second Mezzanine Loan”);

WHEREAS, pursuant to that certain Loan Agreement (Third Mezzanine Loan), dated as of the date hereof, by and between JPMorgan Chase Bank, N.A., in its capacity as collateral agent for itself and any other Noteholder (as defined in the Third Mezzanine Loan Agreement (as defined below)) (together with its successors and assigns, “Third Mezzanine Lender”) and HCR III PROPERTIES, LLC, a Delaware limited liability company (“Third Mezzanine Borrower”) (as may be amended, replaced, restated or otherwise modified from time to time, the “Third Mezzanine Loan Agreement”), JPMorgan Chase Bank, N.A., Column Financial, Inc. and Bank of America, N.A. made a mezzanine loan to Third Mezzanine Borrower in the aggregate principal amount of $250,000,000.00 (the “Third Mezzanine Loan”);

WHEREAS, pursuant to that certain Loan Agreement (Fourth Mezzanine Loan), dated as of the date hereof, by and between JPMorgan Chase Bank, N.A., in its capacity as collateral agent for itself and any other Noteholder (as defined in the Fourth Mezzanine Loan Agreement (as defined below)) (together with its successors and assigns, “Fourth Mezzanine Lender”) and HCR IV PROPERTIES, LLC, a Delaware limited liability company (“Fourth Mezzanine Borrower”) (as may be amended, replaced, restated or otherwise modified from time to time, the “Fourth Mezzanine Loan Agreement”), JPMorgan Chase Bank, N.A., Column Financial, Inc. and Bank of America, N.A. made a mezzanine loan to Fourth Mezzanine Borrower in the aggregate principal amount of $250,000,000.00 (the “Fourth Mezzanine Loan”);

WHEREAS, pursuant to that certain Loan Agreement (Fifth Mezzanine Loan), dated as of the date hereof, by and between JPMorgan Chase Bank, N.A., in its capacity as collateral agent for itself and any other Noteholder (as defined in the Fifth Mezzanine Loan Agreement (as defined below)) (together with its successors and assigns, “Fifth Mezzanine Lender”) and HCR V PROPERTIES, LLC, a Delaware limited liability company (“Fifth Mezzanine Borrower”) (as may be amended, replaced, restated or otherwise modified from time to time, the “Fifth Mezzanine Loan Agreement”), JPMorgan Chase Bank, N.A., Column Financial, Inc. and Bank of America, N.A. made a mezzanine loan to Fifth Mezzanine Borrower in the aggregate principal amount of $250,000,000.00 (the “Fifth Mezzanine Loan”); and

WHEREAS, pursuant to that certain Loan Agreement (Sixth Mezzanine Loan), dated as of the date hereof, by and between JPMorgan Chase Bank, N.A., in its capacity as collateral agent for itself and any other Noteholder (as defined in the Sixth Mezzanine Loan Agreement (as defined below)) (together with its successors and assigns, “Sixth Mezzanine Lender”) and HCR VI PROPERTIES, LLC, a Delaware limited liability company (“Sixth Mezzanine Borrower”) (as may be amended, replaced, restated or otherwise modified from time to time, the “Sixth Mezzanine Loan Agreement”), JPMorgan Chase Bank, N.A., Column Financial, Inc. and Bank of America, N.A. made a mezzanine loan to Sixth Mezzanine Borrower in the aggregate principal amount of $250,000,000.00 (the “Sixth Mezzanine Loan”);

NOW THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.  Defined Terms.  (a) As used herein the following capitalized terms shall have the respective meanings set forth below:

“IA Borrower” shall have the meaning ascribed to such term in the Recitals hereof.

“IB Borrower” shall have the meaning ascribed to such term in the Recitals hereof.

“Accounts” shall mean, individually and collectively as the context requires, (a) the Seventh Mezzanine Deposit Account and (b) the Seventh Mezzanine Sub-accounts.

“Agreement” shall have the meaning ascribed to such term in the introductory paragraph hereof.

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“Borrower” shall have the meaning ascribed to such term in the introductory paragraph hereof.

“Borrower Distributions” shall have the meaning set forth in Section 5(b) hereof.

“Business Day” shall mean any day other than a Saturday, Sunday or any other day on which national banks in New York, New York are not open for business.

“Collateral” shall have the meaning set forth in Section 5(c) hereof.

“Eligible Account” shall mean an account separate and identifiable from all other funds held by the holding institution that is either (a) an account or accounts maintained with a federal or state-chartered depository institution or trust company which complies with the definition of Eligible Institution or (b) a segregated trust account or accounts maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity which, in the case of a state chartered depository institution or trust company, is subject to regulations substantially similar to 12 C.F.R. §9.10(b), having in either case a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal and state authority. An Eligible Account will not be evidenced by a certificate of deposit, passbook or other instrument.

“Eligible Institution” shall mean a depository institution or trust company, the short-term unsecured debt obligations or commercial paper of which are rated at least “A-1+” by S&P, “P-1” by Moody’s and “F-1+” by Fitch in the case of accounts in which funds are held for thirty (30) days or less (or, in the case of Letters of Credit or accounts in which funds are held for more than thirty (30) days, the long-term unsecured debt obligations of which are rated at least “AA” by Fitch and S&P and “Aa2” by Moody’s).

“Fifth Mezzanine Borrower” shall have the meaning ascribed to such term in the Recitals hereof.

“Fifth Mezzanine Loan Agreement” shall have the meaning ascribed to such term in the Recitals hereof.

“Fifth Mezzanine Lender” shall have the meaning ascribed to such term in the Recitals hereof.

“Fifth Mezzanine Loan” shall have the meaning ascribed to such term in the Recitals hereof.

“First Mezzanine Borrower” shall have the meaning ascribed to such term in the Recitals hereof.

“First Mezzanine Lender” shall have the meaning ascribed to such term in the Recitals hereof.

“First Mezzanine Loan” shall have the meaning ascribed to such term in the Recitals hereof.

“First Mezzanine Loan Agreement” shall have the meaning ascribed to such term in the Recitals hereof.

“Fitch” shall mean Fitch, Inc.

“Fourth Mezzanine Borrower” shall have the meaning ascribed to such term in the Recitals hereof.

“Fourth Mezzanine Loan Agreement” shall have the meaning ascribed to such term in the Recitals hereof.

“Fourth Mezzanine Lender” shall have the meaning ascribed to such term in the Recitals hereof.

“Fourth Mezzanine Loan” shall have the meaning ascribed to such term in the Recitals hereof.

“Interest Rate Floor” shall mean those certain interest rate hedge instruments sold by HCR Healthcare, LLC in the notional amount of the aggregate principal amount of the Mortgage Loan and the Mezzanine Loans, having a LIBOR floor of 4%.

“Lender” shall have the meaning ascribed to such term in the introductory paragraph hereof.

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“Loan” shall have the meaning ascribed to such term in the Recitals hereof.

“Loan Agreement” shall have the meaning ascribed to such term in the Recitals hereof.

“Low DSCR General Reserve Funds” shall have the meaning ascribed to such term in Section 3(c)(vi) hereof.

“Low DSCR General Reserve Sub-account” shall have the meaning ascribed to such term in Section 2(a)(iv) hereof.

“Low DSCR Interest Floor Reserve Funds” shall have the meaning ascribed to such term in Section 3(c)(v) hereof.

“Low DSCR Interest Floor Reserve Sub-account” shall have the meaning ascribed to such term in Section 2(a)(iii) hereof.

“Maryland Owner” shall have the meaning ascribed to such term in the Recitals hereof.

“Monthly Debt Service Payment Amount” shall mean, with respect to any Payment Date, a sum equal to the amount of interest due and payable under the Loan on such Payment Date.

“Moody’s” shall mean Moody’s Investors Service, Inc.

“Mortgage Borrower” shall have the meaning ascribed to such term in the Recitals hereof.

“Mortgage Cash Management Account” shall mean the “Cash Management Account” as defined in the Mortgage Cash Management Agreement.

“Mortgage Cash Management Agreement” shall mean that certain Cash Management Agreement, dated as of the date hereof, by and among Mortgage Borrower, Maryland Owner and Mortgage Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

“Mortgage Lender” shall have the meaning ascribed to such term in the Recitals hereof.

“Mortgage Loan” shall have the meaning ascribed to such term in the Recitals hereof.

“Mortgage Loan Agreement” shall have the meaning ascribed to such term in the Recitals hereof.

“Note” shall have the meaning ascribed to such term in the Recitals hereof.

“Noteholders” shall have the meaning ascribed to such term in the Recitals hereof.

“Obligations” shall mean any and all debt, liabilities and obligations of Borrower to Lender pursuant to or in connection with the Loan, whether now or hereafter existing, including, without limiting the generality of the foregoing, the indebtedness evidenced by the Note, all interest accruing thereon, and any and all debt, liabilities and obligations of Borrower under the Loan Documents.

“Payment Date” shall mean the ninth (9th) day of each calendar month during the term of the Loan.

“Permitted Investments” shall mean any one or more of the following obligations or securities acquired at a purchase price of not greater than par, including those issued by the Servicer, the trustee under any Securitization or any of their respective Affiliates (to the extent satisfying the applicable requirements of this definition), payable on demand or having a scheduled maturity date not later than the Business Day immediately prior to the first Payment Date following the date of acquiring such investment (or, if earlier, the date on which the proceeds of such Permitted Investments are necessary to fulfill the purposes of the applicable Account), having a scheduled maturity date not later than

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365 days after the date of origination thereof, and meeting one of the appropriate standards set forth below:

(a)           obligations of, or obligations fully guaranteed as to payment of principal and interest by, the United States or any agency or instrumentality thereof provided such obligations are backed by the full faith and credit of the United States of America including, without limitation, obligations of: the U.S. Treasury (all direct or fully guaranteed obligations), the Farmers Home Administration (certificate of beneficial ownership), the General Services Administration (participation certificates), the U.S. Maritime Administration (guaranteed Title XI financing), the Small Business Administration (guaranteed participation certificates and guaranteed pool certificates), the U.S. Department of Housing and Urban Development (local authority bonds) and the Washington Metropolitan Area Transit Authority (guaranteed transit bonds); provided, however, that the investments described in this clause (a) (A) must have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an “r” highlighter affixed to such rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

(b)           Federal Housing Administration debentures;

(c)           obligations of the following United States government sponsored agencies: Federal Home Loan Mortgage Corp. (debt obligations), the Farm Credit System (consolidated systemwide bonds and notes), the Federal Home Loan Banks (consolidated debt obligations), the Federal National Mortgage Association (debt obligations), the Financing Corp. (debt obligations), and the Resolution Funding Corp. (debt obligations); provided, however, that the investments described in this clause (c) (A) must have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an “r” highlighter affixed to such rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

(d)           federal funds, unsecured certificates of deposit, time deposits, bankers’ acceptances and repurchase agreements with maturities of not more than 365 days of any bank, the short term obligations of which at all times are rated A-1+ by S&P, F1 by Fitch and P-1 by Moody’s (or, if not rated by all Rating Agencies, by all Rating Agencies by which it is rated); provided, however, that the investments described in this clause (d) (A) must have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an “r” highlighter affixed to such rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

(e)           fully Federal Deposit Insurance Corporation-insured demand and time deposits in, or certificates of deposit of, or bankers’ acceptances issued by, any bank or trust company, savings and loan association or savings bank, the short term obligations of which at all times are rated in the highest short term rating category by each Rating Agency (or, if not rated by all Rating Agencies, by all Rating Agencies by which it is rated); provided, however, that the investments described in this clause (e) (A) must have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an “r” highlighter affixed to such rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

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(f)            debt obligations with maturities of not more than 365 days and at all times rated AA-or higher by S&P and Fitch and Aa3 by Moody’s (or, if not rated by all Rating Agencies, by all Rating Agencies by which it is rated); provided, however, that the investments described in this clause (f) (A) must have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an “r” highlighter affixed to such rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

(g)           commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) with maturities of not more than 365 days and that at all times is rated A-1+ by S&P, F1+ by Fitch and P-1 by Moody’s (or, if not rated by all Rating Agencies, by all Rating Agencies by which it is rated); provided, however, that the investments described in this clause (g) (A) must have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an “r” highlighter affixed to such rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

(h)           units of taxable money market funds, which funds are regulated investment companies, seek to maintain a constant net asset value per share, which funds are rated AAAm or AAAm-G by S&P and have the highest rating available from each other Rating Agency (or, if not rated by all Rating Agencies, rated by at least S&P as aforesaid and otherwise acceptable to each other Rating Agency which rates it) for money market funds; and

(i)            any other security, obligation or investment which has been approved as a Permitted Investment in writing by Lender, unless a Securitization shall have occurred, in which case Lender’s consent shall not be required but Borrower shall have obtained and delivered to Lender such approval from each Rating Agency, as evidenced by confirmation in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to the Securities.

Notwithstanding the foregoing clause (i), such security or obligation shall not constitute a “Permitted Investment” (A) to the extent the ownership of such security or obligation would cause all (otherwise) Permitted Investments in the aggregate to constitute more than nine percent (9%) of the total voting power or value of the outstanding securities of the issuer of such security or obligation, or (B) if the issuer is an entity treated as a partnership or other pass-through for federal income tax purposes.

“Person” shall mean any individual, corporation, partnership, joint venture, limited liability company, estate, trust, unincorporated association, any federal, state, county or municipal government or any bureau, department or agency thereof or any fiduciary acting in such capacity on behalf of any of the foregoing.

“Rating Agencies” shall mean each of S&P, Moody’s and Fitch, or any other nationally-recognized statistical rating agency which has been approved by Lender.

“S&P” shall mean Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

“Satisfaction Event” shall mean the satisfaction in full of the Obligations.

“Second Mezzanine Borrower” shall have the meaning ascribed to such term in the Recitals hereof.

“Second Mezzanine Lender” shall have the meaning ascribed to such term in the Recitals hereof.

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“Second Mezzanine Loan” shall have the meaning ascribed to such term in the Recitals hereof.

“Second Mezzanine Loan Agreement” shall have the meaning ascribed to such term in the Recitals hereof.

“Servicer” shall have the meaning set forth in Section 9.4 of the Loan Agreement.

“Seventh Mezzanine Debt Service Sub-account” shall have the meaning ascribed to such term in Section 2(a)(ii) hereof.

“Seventh Mezzanine Deposit Account” shall have the meaning ascribed to such term in Section 2(a)(i) hereof.

“Seventh Mezzanine Sub-accounts” shall mean, collectively, (i) the Seventh Mezzanine Debt Service Sub-account, (ii) the Low DSCR Interest Floor Reserve Sub-account and (iii) the Low DSCR General Reserve Sub-account.

“Sixth Mezzanine Borrower” shall have the meaning ascribed to such term in the Recitals hereof.

“Sixth Mezzanine Loan Agreement” shall have the meaning ascribed to such term in the Recitals hereof.

“Sixth Mezzanine Lender” shall have the meaning ascribed to such term in the Recitals hereof.

“Sixth Mezzanine Loan” shall have the meaning ascribed to such term in the Recitals hereof.

“Third Mezzanine Borrower” shall have the meaning ascribed to such term in the Recitals hereof.

“Third Mezzanine Loan Agreement” shall have the meaning ascribed to such term in the Recitals hereof.

“Third Mezzanine Lender” shall have the meaning ascribed to such term in the Recitals hereof.

“Third Mezzanine Loan” shall have the meaning ascribed to such term in the Recitals hereof.

“Trigger Period” shall have the meaning ascribed thereto in Section 1.1 of the Loan Agreement.

“UCC” or “Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York.

(b)           Capitalized terms used and not defined herein shall have the respective meanings given to such terms in the Loan Agreement.

(c)           The meanings given to capitalized terms defined herein shall be equally applicable in both singular and plural forms of such terms.

Section 2.  Establishment of the Seventh Mezzanine Deposit Account and Seventh Mezzanine Sub-accounts; Eligible Account; Permitted Investments.  (a) On or prior to the date hereof, Lender has established, and will maintain while the Loan is outstanding, the following Accounts with an Eligible Institution selected by Lender in its sole discretion:

(i)            An account or sub-account of the Seventh Mezzanine Deposit Account into which Borrower shall deposit, or cause to be deposited, all amounts remaining in the Sixth Mezzanine Deposit Account on each Payment Date in accordance with the terms and provisions of Section 3(c) of the Sixth Mezzanine Cash Management Agreement, which account shall be entitled “HCR VII Properties, LLC for the benefit of JPMorgan Chase Bank, N.A., as Lender, pursuant to Loan Agreement dated as of December 21, 2007—Seventh Mezzanine Deposit Account” (the “Seventh Mezzanine Deposit Account”); and

(ii)           An account or sub-account of the Seventh Mezzanine Deposit Account into which Borrower shall deposit, or cause to be deposited, the Monthly Debt Service Payment Amount,

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which account shall be entitled “HCR VII Properties, LLC for the benefit of JPMorgan Chase Bank, N.A., as Lender, pursuant to Loan Agreement dated as of December 21, 2007—Seventh Mezzanine Debt Service Reserve Sub-account” (the “Seventh Mezzanine Debt Service Sub-account”).

(iii)          An account or sub-account of the Seventh Mezzanine Deposit Account into which Borrower shall deposit, or cause to be deposited, the Low DSCR Interest Floor Reserve Funds, which account shall be entitled “HCR VII Properties, LLC for the benefit of JPMorgan Chase Bank, N.A., as Lender, pursuant to Loan Agreement dated as of December 21, 2007—Low DSCR Interest Floor Reserve Sub-account” (the “Low DSCR Interest Floor Reserve Sub-account”); and

(iv)          An account or sub-account of the Seventh Mezzanine Deposit Account into which Borrower shall deposit, or cause to be deposited, the Low DSCR General Reserve Funds, which account shall be entitled “HCR VII Properties, LLC for the benefit of JPMorgan Chase Bank, N.A., as Lender, pursuant to Loan Agreement dated as of December 21, 2007—Low DSCR General Reserve Sub-account” (the “Low DSCR General Reserve Sub-account”)

(b)           Amounts deposited in the Seventh Mezzanine Sub-accounts shall be disbursed in accordance with the terms of this Agreement and the Loan Agreement.

(c)           Lender shall have the right to entitle the Accounts with such other designations as Lender may select in its reasonable discretion in order to reflect an assignment or transfer of the Loan effectuated in accordance with the terms of the Loan Agreement. Lender shall have the right from time to time to change the Eligible Institution with which the Accounts are maintained; provided, however, that Borrower shall have no obligation to make payments to the Seventh Mezzanine Deposit Account at such new Eligible Institution until Lender shall have given Borrower at least two (2) days’ notice thereof together with wiring instructions for such new Seventh Mezzanine Deposit Account. The Eligible Institution, account number and other information with respect to the Seventh Mezzanine Deposit Account as of the date hereof is set forth on Schedule I.

(d)           The Accounts described in clauses (a)(ii) through (iv) may be maintained by Lender, in its discretion, as separate accounts or as subaccounts of the Seventh Mezzanine Deposit Account, whereupon (1) all provisions of this Agreement referring to any Account shall be interpreted to apply instead to the corresponding sub-account of the Seventh Mezzanine Deposit Account and (2) all provisions of this Agreement referring generally to the Accounts shall be interpreted to apply instead to the Seventh Mezzanine Deposit Account.

(e)           The Accounts shall be interest-bearing accounts. The interest rate with respect to funds held in the Accounts shall be the rate for such deposits as is customarily paid by Servicer or commercial banks holding such deposits. All interest income remaining in the Accounts (other than income with respect to the Low DSCR Interest Floor Reserve Sub-account or the Low DSCR General Reserve Sub-account) shall be for the benefit of Lender; all interest income in the Low DSCR Interest Floor Reserve Sub-account and the Low DSCR General Reserve Sub-Account shall be for the benefit of the Borrower and credited to the Low DSCR Interest Floor Sub-account or the Low DSCR General Reserve Sub-account, as applicable. The Accounts shall be assigned the federal tax identification number of Borrower, which number is 26-1290343. Borrower shall provide Lender, at any time within twenty (20) days after request of Lender, with a Form W-8 or W-9 to evidence that Borrower is not subject to any back-up withholding under the United States Internal Revenue Code. Prior to application in accordance with the terms hereof, all amounts in the Accounts shall remain an asset of Borrower, subject to the lien and security interest granted Lender hereunder, and subject to all of the terms and conditions of this Agreement and the other Loan Documents.

(f)            Each Account shall be maintained as an Eligible Account. Each Account is and shall be treated either as a “securities account” as such term is defined in Section 8-501(a) of the UCC or a “deposit account” as defined in Section 9-102(a)(29) of the UCC. The Seventh Mezzanine Deposit Account is intended to be a deposit account and the Seventh Mezzanine Sub-accounts are intended to be securities accounts.

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(g)           Lender or Servicer may (but shall not be obligated to) invest amounts deposited in the respective Accounts in Permitted Investments selected by Lender or Servicer, as applicable. Borrower may (but shall not be obligated to) direct Lender or Servicer to invest the amounts deposited in the Low DSCR Interest Floor Reserve Sub-account and the Low DSCR General Reserve Sub-account in Permitted Investments selected by Borrower. All such investments shall be subject to and in accordance with all of the terms and conditions of this Agreement, including, without limitation, Section 2(e) hereof. Without limiting the generality of the preceding sentence, all funds in the Accounts that are invested in Permitted Investments (including such funds as are transferred, with the prior written consent of Lender, to another Eligible Account satisfying the requirements of this Agreement (including the preservation of the security interest granted by Borrower in favor of Lender hereunder)) shall be deemed to be held in the respective Accounts for all purposes of the Loan Agreement and the other Loan Documents. All earnings on such Permitted Investments shall be for the benefit of and paid to the Lender; provided, however, that all earnings on any sums in the Low DSCR Interest Floor Reserve Sub-account and the Low DSCR General Reserve Sub-account shall be deposited in the Low DSCR Interest Floor Reserve Sub-account or the Low DSCR General Reserve Sub-account, as applicable, for the benefit of Borrower. If Lender or Servicer, or Borrower, as applicable, elects to invest funds in such Accounts in Permitted Investments, then Borrower shall have liability for any loss in investments of funds that are invested in Permitted Investments. Borrower shall be responsible for payment of any federal, state or local income or other tax applicable to the interest or income earned on the Accounts.

(h)           In order to further secure the performance by Borrower of the Obligations and as a material inducement for Lender to make the Loan in accordance with the terms of the Loan Documents, Borrower hereby (i) requests that the Seventh Mezzanine Deposit Account and the Seventh Mezzanine Sub-accounts be established on its behalf as set forth above and (ii) acknowledges that (A) the Seventh Mezzanine Deposit Account and the Seventh Mezzanine Sub-accounts will be subject to the sole dominion, control and discretion of Lender (which may be exercised through the Servicer or other authorized agent or designee of Lender), subject to the terms, covenants and conditions of this Agreement and the Loan Agreement, (B) Lender shall have the sole right to make withdrawals or transfers of funds from the Seventh Mezzanine Deposit Account and the Seventh Mezzanine Sub-accounts in accordance with the terms and provisions hereof and of the Loan Agreement and the other Loan Documents, and, (C) without limiting Lender’s obligations under Section 3(c)(vii) hereof or Article VII of the Loan Agreement, neither Borrower nor any other Person claiming on behalf of or through Borrower shall have any right or authority, whether express or implied, to make use of, or withdraw any funds, investments or other properties from, the Seventh Mezzanine Deposit Account or the Seventh Mezzanine Sub-accounts, or to give any instructions with respect to the Seventh Mezzanine Deposit Account or the Seventh Mezzanine Sub-accounts until the Debt is repaid in full.

Section 3.  Seventh Mezzanine Deposit Account, Seventh Mezzanine Sub-accounts.

(a)  Intentionally Omitted.

(b)  Additional Deposits into Seventh Mezzanine Deposit Account and Seventh Mezzanine Sub-accounts.  Borrower shall make or cause to be made such additional periodic deposits into the Seventh Mezzanine Deposit Account and the Seventh Mezzanine Sub-accounts as are required by the terms of the Loan Agreement.

(c)  Allocation and Disbursement of Funds in the Seventh Mezzanine Deposit Account and Seventh Mezzanine Sub-accounts.  On each Payment Date, until the occurrence of a Satisfaction Event, Lender or Servicer shall withdraw all available funds on deposit in the Seventh Mezzanine Deposit Account, and disburse such funds in the following amounts and order of priority:

(i)            First, funds sufficient to pay the Monthly Debt Service Payment Amount for such Payment Date shall be transferred to the Seventh Mezzanine Debt Service Sub-account;

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(ii)           Second, funds sufficient to pay any interest accruing at the Default Rate and late payment charges, if any, shall be transferred to the Seventh Mezzanine Debt Service Sub-account;

(iii)          Third, funds sufficient to pay any and all payments of interest or principal on the Loan or portions thereof with respect to prior Payment Dates that have not been paid previously, if any, shall be transferred to the Seventh Mezzanine Debt Service Sub-account;

(iv)          Fourth, funds sufficient to pay any and all other amounts then due and payable under the Loan, if any, shall be transferred to the Seventh Mezzanine Debt Service Sub-account;

(v)           Fifth, during the continuance of a Trigger Period, and so long as no Event of Default shall then be continuing, if LIBOR is less than four percent (4%) then, solely to the extent of any amounts remaining in the Seventh Mezzanine Deposit Account (and without any other recourse to, or obligations of, Borrower or Lender hereunder to any other party) an amount (the “Low DSCR Interest Floor Reserve Funds”) equal to the product of: (A) four percent (4%) minus LIBOR as actually in effect during such Interest Period, times (B) the then outstanding principal amount of the Loan and the Mezzanine Loans, times (C) the number of actual days in such Interest Period divided by 360; which Low DSCR Interest Floor Reserve Funds shall be paid to Borrower solely for distribution (which shall be a distribution through each intermediate parent) to Manor Care, Inc. in order that a capital contribution can be made to HCR Healthcare, LLC to pay any liability for the comparable then current Interest Period with respect to the Interest Rate Floor. Distributions made pursuant to this Section 3(c)(v) shall constitute distributions to or at the direction of the applicable member of the Borrower.

(vi)          Sixth, during the continuance of a Trigger Period and further provided that no Event of Default shall then be continuing, all amounts remaining in the Seventh Mezzanine Deposit Account after deposits for items (i) through (iv) above (the “Low DSCR General Reserve Funds”) shall be transferred to the Low DSCR General Reserve Sub-account; and

(vii)         Seventh, provided that no Trigger Period is then continuing, all amounts remaining in the Seventh Mezzanine Deposit Account after deposits for items (i) through (iv) above shall have been effectuated shall be transferred by wire transfer to Borrower, or as Borrower shall otherwise direct.

(d)           Notwithstanding anything contained in Section 3(c) to the contrary, if an Event of Default shall have occurred and be continuing, Lender or Servicer shall disburse all available funds in the Seventh Mezzanine Deposit Account and the Seventh Mezzanine Sub-accounts as directed by Lender in its sole and absolute discretion.

Section 4.  Termination.  Lender shall terminate this Agreement upon the occurrence of a Satisfaction Event and disburse all monies then held in the Seventh Mezzanine Deposit Account and the Seventh Mezzanine Sub-accounts after liquidating all Permitted Investments, to the Borrower, or as the Borrower shall otherwise direct..

Section 5.  Matters Concerning Borrower.

(a)           Simultaneously with the execution hereof, and as a condition to the funding of the Loan, and hereafter during the term of the Loan, Borrower shall cause each of the following to occur:

(i)            Pursuant to the Collateral Assignment of Interest Rate Cap Agreement (Seventh Mezzanine Loan), Borrower has directed that all payments to be made under the Interest Rate Cap Agreement be deposited in the Seventh Mezzanine Deposit Account.

(ii)           If Borrower receives distributions in violation of the Loan Agreement or this Agreement, then (x) Borrower shall be deemed to hold such distributions in trust for Lender and (y) Borrower shall deposit such funds in the Seventh Mezzanine Deposit Account within one (1) Business Day of receipt all such distributions received by it.

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(iii)          Upon the occurrence of a Liquidation Event on any day other than a Payment Date, the related Net Liquidation Proceeds After Debt Service shall be deposited into the Seventh Mezzanine Deposit Account and shall be disbursed to Lender within three (3) Business Days of its receipt thereof in accordance with the provisions of Section 2.4.2 of the Loan Agreement.

(b)           All amounts deposited into the Seventh Mezzanine Deposit Account pursuant to the terms of the Sixth Cash Management Agreement shall be deemed to be distributions to Borrower (“Borrower Distributions”). Borrower intends to make payment on the Obligations from the Borrower Distributions. Nothing contained herein shall impair or otherwise limit Borrower’s obligations to timely make the payments (including, without limitation, interest and principal) required by the Note, the Loan Agreement and the other Loan Documents, it being understood that such payments shall be so timely made in accordance with the Loan Documents regardless of the amounts on deposit in the Seventh Mezzanine Deposit Account.

(c)           Borrower hereby grants to Lender, as additional security for the payment and performance of the Obligations, a continuing perfected first priority security interest in and to, and a first lien upon the following (collectively, the “Collateral”): (A) the Seventh Mezzanine Deposit Account and the Seventh Mezzanine Sub-accounts and all of Borrower’s right, title and interest in and to all cash, property or rights transferred to or deposited therein from time to time, (B) all earnings, investments and securities (including, without limitation, Permitted Investments) held in the Seventh Mezzanine Deposit Account and the Seventh Mezzanine Sub-accounts in accordance with this Agreement and (C) any and all proceeds of the foregoing. This Agreement and the grant of security interest made hereby shall secure (i) payment of all amounts payable by Borrower to Lender under the Note and (ii) the other Obligations. Borrower acknowledges that Servicer is acting as the agent of, and at the direction of, Lender in connection with the subject matter of this Agreement. Borrower further agrees to execute, acknowledge, deliver, file or do, at its sole cost and expense, all other acts, assignments, notices, agreements or other instruments as Lender may reasonably require in order to evidence, effectuate, assure, convey, secure, assign, transfer and convey unto Lender any of the rights granted pursuant to this Agreement and to more fully perfect and protect any lien or security interest granted pursuant to this Agreement.

(d)           In its sole discretion, Borrower may, from time to time deposit amounts into the Seventh Mezzanine Deposit Account in respect of any Seventh Mezzanine Sub-account from sources of Borrower other than the Accounts under (and as defined in) the Sixth Cash Management Agreement; provided, that if Borrower deposits such amounts, the amounts deposited shall be subject to all of the terms hereof as if they had not been separately so deposited by Borrower, shall be subject to a first priority lien and security interest in favor of Lender and may not be withdrawn except as otherwise provided for in this Agreement and the Loan Agreement. Nothing contained herein shall impair or otherwise limit Borrower’s obligations to timely make the payments (including, without limitation, interest and principal) required by the Note, the Loan Agreement and the other Loan Documents, it being understood that such payments shall be so timely made in accordance with the Loan Documents regardless of the amounts on deposit in the Seventh Mezzanine Deposit Account and/or the Seventh Mezzanine Sub-accounts.

Section 6.  Certain Matters Regarding Lender.  (a) If Lender gives notice, in writing, signed by Lender or an authorized agent thereof, that an Event of Default under the Loan Agreement has occurred and is continuing, the parties hereto agree that Lender may liquidate or transfer all amounts deposited in any Account maintained hereunder on demand, without notice to Borrower. Notwithstanding the foregoing, Borrower shall not be deemed to have waived any rights Borrower may have against Lender if it is determined that Lender was grossly negligent or engaged in willful misconduct.

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(b)           Lender may exercise in respect of the Collateral all rights and remedies available to Lender hereunder or under the other Loan Documents or otherwise available at law or in equity. Without limiting the generality of the foregoing or the provisions of clause (a) above, upon the occurrence and during the continuance of an Event of Default, Borrower acknowledges and agrees that it will have no further right to request or otherwise require Lender to disburse funds from the Seventh Mezzanine Deposit Account or the Seventh Mezzanine Sub-accounts in accordance with the terms of this Agreement, it being agreed that Lender may, at its option, upon the occurrence and during the continuance of an Event of Default, (i) continue to hold the funds in the Seventh Mezzanine Deposit Account and the Seventh Mezzanine Sub-accounts and/or (ii) continue from time to time to apply all or any portion of the funds held in the Seventh Mezzanine Deposit Account and/or the Seventh Mezzanine Sub-accounts to the payment of any obligations for which such funds could have been applied to prior to such Event of Default, to the extent and in such order and manner as Lender in its sole and absolute discretion may determine, and/or (iii) disburse all or any portion of the funds held in the Seventh Mezzanine Deposit Account or the Seventh Mezzanine Sub-accounts or other Collateral to Lender, in which event Lender may apply the funds held in the Seventh Mezzanine Deposit Account, the Seventh Mezzanine Sub-accounts or other Collateral to the Obligations in any order and in such manner as Lender may determine in its sole and absolute discretion.

(c)           Upon the occurrence and during the continuance of an Event of Default, Lender may, at any time or from time to time, collect, appropriate, redeem, realize upon or otherwise enforce its rights with respect to the Collateral, without notice to Borrower (unless required by law) and without the need to institute any legal action, make demand, exhaust any other remedies or otherwise proceed to enforce its rights.

(d)           No failure on the part of Lender to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right under this Agreement or the other Loan Documents. To the extent not prohibited by applicable law, the remedies provided in this Agreement, the Note, the Loan Agreement and the other Loan Documents are cumulative and not exclusive of any remedies provided at law or in equity.

Section 7.  Intentionally Omitted.

Section 8.  Successors and Assigns; Assignments; Agents.  (a) This Agreement shall bind and inure to the benefit of and be enforceable by Borrower and Lender their respective successors and/or permitted assigns.

(b)           Lender shall have the right to assign or transfer rights and obligations under this Agreement in accordance with the terms of the Loan Agreement. Any assignee or transferee shall be entitled to all the benefits afforded Lender under this Agreement; provided, that such assignee or transferee shall upon written request deliver to the other parties hereto written confirmation that such assignee or transferee agrees to be bound by the terms of this Agreement and is also the assignee or transferee of the Note and the other Loan Documents.

(c)           Borrower shall have the right to assign and transfer its rights and obligations hereunder only with the prior written consent of Lender.

(d)           Any duties or actions of Lender hereunder may be performed by Lender or its agent(s), including, without limitation, any Servicer or trustee in a Securitization, which includes the Loan.

Section 9.  Amendment.  This Agreement may be amended from time to time in writing by all parties hereto. All amendments to this Agreement shall be in writing.

Section 10.  Notices.  All notices, consents, approvals and requests required or permitted hereunder or under any other Loan Document shall be given in writing and shall be effective for all

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purposes if hand delivered or sent by (a) certified or registered United States mail, postage prepaid, return receipt requested or (b) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, addressed as follows (or at such other address and Person as shall be designated from time to time by any party hereto, as the case may be, in a notice to the other parties hereto in the manner provided for in this Section 11):

If to Lender:	JPMorgan Chase Bank, N.A. c/o Centerline Servicing Inc. 5221 N. O’Connor Blvd., Suite 600 Irving, Texas 75039 Attention: John Roach, Senior Vice President, Asset Management

with a copy to:	Cadwalader, Wickersham & Taft LLP One World Financial Center New York, New York 10281 Attention: Fredric L. Altschuler, Esq. and Steven M. Herman, Esq.

If to Borrower:	HCR VII Properties, LLC 333 N. Summit Street Toledo, Ohio 43604 Attention: Chief Legal Officer

With a copy to:	HCR VII Properties, LLC 333 N. Summit Street Toledo, Ohio 43604 Attention: Chief Financial Officer

With a copy to:	Latham & Watkins LLP 885 Third Avenue New York, New York 10022 Attention: James I. Hisiger, Esq.

A notice shall be deemed to have been given: (i) in the case of hand delivery, at the time of delivery; (ii) in the case of registered or certified mail, three (3) Business Days after transmittal; or (iii) in the case of expedited prepaid delivery and telecopy, upon the first Business Day subsequent to transmittal.

Section 11.  Limitation on Liability.  Lender shall not be liable for any acts, omissions, errors in judgment or mistakes of fact or law and in good faith, including, without limitation, acts, omissions, errors or mistakes with respect to the Collateral, except for those arising as a result of Lender’s gross negligence or willful misconduct. Without limiting the generality of the foregoing, except as otherwise expressly provided for herein or as required by applicable law, Lender shall not have any duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not Lender has or is deemed to have knowledge of such matters, or as to the taking of any steps necessary to preserve rights against any parties or any other right pertaining to any Collateral. Lender is hereby authorized by Borrower to act on any written instruction believed by it in good faith to be genuine.

Section 12.  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

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Section 13.  Conflicts.  In the event of any conflicts between the terms of this Agreement and the terms or the Loan Agreement, the terms of the Loan Agreement shall govern.

Section 14.  Exculpation.  Borrower’s obligations under this Agreement are subject to the provisions of Section 9.3 of the Loan Agreement and such provisions are incorporated herein by reference.

Section 15.  Headings.  The Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

Section 16.  Severability.  Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

Section 17.  Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

Section 18.  Inconsistencies.  In the event of any inconsistencies between the terms and conditions hereof and the terms and conditions of the Loan Agreement, the terms and conditions of the Loan Agreement shall control.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement in several counterparts (each of which shall be deemed an original) as of the date first above written.

BORROWER:

HCR VII PROPERTIES, LLC, a Delaware limited liability company

By:
Name:
Title:

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

LENDER:

JPMORGAN CHASE BANK, N.A., a banking association chartered under the laws of the United States of America

By:
Name:
Title:

SCHEDULE I

SEVENTH MEZZANINE DEPOSIT ACCOUNT

Deposit Bank:

Deposit Account:

Attention:

Account of:

Account #

Reference:	HCR VII Properties, LLC

CASH MANAGEMENT AGREEMENT

(SEVENTH MEZZANINE LOAN)

THIS CASH MANAGEMENT AGREEMENT (SEVENTH MEZZANINE LOAN) (as may be amended, replaced, restated, supplemented or otherwise modified from time to time, this “Agreement”) is made as of the 21st day of December, 2007, by HCR VII PROPERTIES, LLC, a Delaware limited liability company (“Borrower”) having an address at 333 N. Summit Street, Toledo, Ohio, 43604, and JPMORGAN CHASE BANK, N.A., a banking association chartered under the laws of the United States of America, having an address at 270 Park Avenue, New York, New York 10017 (in its capacity as collateral agent for itself and any other Noteholder (as hereinafter defined) and together with its successors and assigns, the “Lender”).

WHEREAS, pursuant to that certain Loan Agreement (Seventh Mezzanine Loan), dated as of the date hereof, by and among Lender and Borrower (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”), JPMorgan Chase Bank, N.A., Column Financial, Inc. and Bank of America, N.A. (collectively, the “Noteholders”) have made a mezzanine loan in the aggregate principal amount of $250,000,000.00 (the “Loan”) to Borrower, evidenced by, among other things, that certain Promissory Note (Seventh Mezzanine Loan), dated as of the date hereof, and in favor of the Noteholders (as the same may be amended, severed, split, extended, consolidated, replaced, restated, supplemented or otherwise modified from time to time, collectively, the “Note”);

WHEREAS, pursuant to that certain Loan Agreement, dated as of the date hereof, by and among each of the entities set forth on Schedule I attached thereto (collectively, “Mortgage Borrower”), HCR ManorCare Maryland Properties, LLC, a Delaware limited liability company (“Maryland Owner”), and JPMorgan Chase Bank, N.A., in its capacity as collateral agent for itself and any other Mortgage Noteholders (as defined below) (together with its successors and assigns, “Mortgage Lender”) (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Mortgage Loan Agreement”), JPMorgan Chase Bank, N.A., Column Financial, Inc., and Bank of America, N.A. (collectively, the “Mortgage Noteholders”) have made a mortgage loan to Mortgage Borrower in the aggregate principal amount of $3,000,000,000.00 (the “Mortgage Loan”), which Mortgage Loan is evidenced by, among other things, that certain Promissory Note, dated as of the date hereof, and in favor of the Mortgage Noteholders;

WHEREAS, pursuant to that certain Loan Agreement (First Mezzanine Loan), dated as of the date hereof, by and between JPMorgan Chase Bank, N.A., in its capacity as collateral agent for itself and any other Noteholder (as defined in the First Mezzanine Loan Agreement (as defined below)) (together with its successors and assigns, “First Mezzanine Lender”) and HCR I-A Properties, LLC, a Delaware limited liability company (“IA Borrower”), and HCR I-B Properties, LLC, a Delaware limited liability company (“IB Borrower”, and together with IA Borrower, individually, collectively, jointly and severally, “First Mezzanine Borrower”) (as may be amended, replaced, restated or otherwise modified from time to time, the “First Mezzanine Loan Agreement”), JPMorgan Chase Bank, N.A.,

Column Financial, Inc. and Bank of America, N.A. made a mezzanine loan to First Mezzanine Borrower in the aggregate principal amount of $100,000,000.00 (the “First Mezzanine Loan”);

WHEREAS, pursuant to that certain Loan Agreement (Second Mezzanine Loan), dated as of the date hereof, by and between JPMorgan Chase Bank, N.A., in its capacity as collateral agent for itself and any other Noteholder (as defined in the Second Mezzanine Loan Agreement (as defined below)) (together with its successors and assigns, “Second Mezzanine Lender”) and HCR II PROPERTIES, LLC, a Delaware limited liability company (“Second Mezzanine Borrower”) (as may be amended, replaced, restated or otherwise modified from time to time, the “Second Mezzanine Loan Agreement”), JPMorgan Chase Bank, N.A., Column Financial, Inc. and Bank of America, N.A. made a mezzanine loan to Second Mezzanine Borrower in the aggregate principal amount of $250,000,000.00 (the “Second Mezzanine Loan”);

WHEREAS, pursuant to that certain Loan Agreement (Third Mezzanine Loan), dated as of the date hereof, by and between JPMorgan Chase Bank, N. A., in its capacity as collateral agent for itself and any other Noteholder (as defined in the Third Mezzanine Loan Agreement (as defined below)) (together with its successors and assigns, “Third Mezzanine Lender”) and HCR III PROPERTIES, LLC, a Delaware limited liability company (“Third Mezzanine Borrower”) (as may be amended, replaced, restated or otherwise modified from time to time, the “Third Mezzanine Loan Agreement”), JPMorgan Chase Bank, N.A., Column Financial, Inc. and Bank of America, N. A. made a mezzanine loan to Third Mezzanine Borrower in the aggregate principal amount of $250,000,000.00 (the “Third Mezzanine Loan”);

WHEREAS, pursuant to that certain Loan Agreement (Fourth Mezzanine Loan), dated as of the date hereof, by and between JPMorgan Chase Bank, N.A., in its capacity as collateral agent for itself and any other Noteholder (as defined in the Fourth Mezzanine Loan Agreement (as defined below)) (together with its successors and assigns, “Fourth Mezzanine Lender”) and HCR IV PROPERTIES, LLC, a Delaware limited liability company (“Fourth Mezzanine Borrower”) (as may be amended, replaced, restated or otherwise modified from time to time, the “Fourth Mezzanine Loan Agreement”), JPMorgan Chase Bank, N.A., Column Financial, Inc. and Bank of America, N.A. made a mezzanine loan to Fourth Mezzanine Borrower in the aggregate principal amount of $250,000,000.00 (the “Fourth Mezzanine Loan”);

WHEREAS, pursuant to that certain Loan Agreement (Fifth Mezzanine Loan), dated as of the date hereof, by and between JPMorgan Chase Bank, N.A., in its capacity as collateral agent for itself and any other Noteholder (as defined in the Fifth Mezzanine Loan Agreement (as defined below)) (together with its successors and assigns, “Fifth Mezzanine Lender”) and HCR V PROPERTIES, LLC, a Delaware limited liability company (“Fifth Mezzanine Borrower”) (as may be amended, replaced, restated or otherwise modified from time to time, the “Fifth Mezzanine Loan Agreement”), JPMorgan Chase Bank, N.A., Column Financial, Inc. and Bank of America, N.A. made a mezzanine loan to Fifth Mezzanine Borrower in the aggregate principal amount of $250,000,000.00 (the “Fifth Mezzanine Loan”); and

WHEREAS, pursuant to that certain Loan Agreement (Sixth Mezzanine Loan), dated as of the date hereof, by and between JPMorgan Chase Bank, N.A., in its capacity as collateral agent for itself and any other Noteholder (as defined in the Sixth Mezzanine Loan Agreement (as defined below)) (together with its successors and assigns, “Sixth Mezzanine Lender”) and HCR VI PROPERTIES, LLC, a Delaware limited liability company (“Sixth Mezzanine Borrower”) (as may be amended, replaced, restated or otherwise modified from time to time, the “Sixth Mezzanine Loan Agreement”), JPMorgan Chase Bank, N.A., Column Financial, Inc. and Bank of America, N.A. made a mezzanine loan to Sixth Mezzanine Borrower in the aggregate principal amount of $250,000,000.00 (the “Sixth Mezzanine Loan”);

NOW THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.         Defined Terms. (a) As used herein the following capitalized terms shall have the respective meanings set forth below:

“IA Borrower” shall have the meaning ascribed to such term in the Recitals hereof.

“IB Borrower” shall have the meaning ascribed to such term in the Recitals hereof.

“Accounts” shall mean, individually and collectively as the context requires, (a) the Seventh Mezzanine Deposit Account and (b) the Seventh Mezzanine Sub-accounts.

“Agreement” shall have the meaning ascribed to such term in the introductory paragraph hereof.

“Borrower” shall have the meaning ascribed to such term in the introductory paragraph hereof.

“Borrower Distributions” shall have the meaning set forth in Section 5(b) hereof.

“Business Day” shall mean any day other than a Saturday, Sunday or any other day on which national banks in New York, New York are not open for business.

“Collateral” shall have the meaning set forth in Section 5(c) hereof.

“Eligible Account” shall mean an account separate and identifiable from all other funds held by the holding institution that is either (a) an account or accounts maintained with a federal or state-chartered depository institution or trust company which complies with the definition of Eligible Institution or (b) a segregated trust account or accounts maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity which, in the case of a state chartered depository institution or trust company, is subject to regulations substantially similar to 12 C.F.R. §9.10(b), having in either case a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal and state authority. An Eligible Account will not be evidenced by a certificate of deposit, passbook or other instrument.

“Eligible Institution” shall mean a depository institution or trust company, the short-term unsecured debt obligations or commercial paper of which are rated at least “A-1+” by S&P, “P-1” by Moody’s and “F-l+” by Fitch in the case of accounts in which funds are held for thirty (30) days or less (or, in the case of Letters of Credit or accounts in which funds are held for more than thirty (30) days, the long-term unsecured debt obligations of which are rated at least “AA” by Fitch and S&P and “Aa2” by Moody’s).

“Fifth Mezzanine Borrower” shall have the meaning ascribed to such term in the Recitals hereof.

“Fifth Mezzanine Loan Agreement” shall have the meaning ascribed to such term in the Recitals hereof.

“Fifth Mezzanine Lender” shall have the meaning ascribed to such term in the Recitals hereof.

“Fifth Mezzanine Loan” shall have the meaning ascribed to such term in the Recitals hereof.

“First Mezzanine Borrower” shall have the meaning ascribed to such term in the Recitals hereof.

“First Mezzanine Lender” shall have the meaning ascribed to such term in the Recitals hereof.

“First Mezzanine Loan” shall have the meaning ascribed to such term in the Recitals hereof.

“First Mezzanine Loan Agreement” shall have the meaning ascribed to such term in the Recitals hereof.

“Fitch” shall mean Fitch, Inc.

“Fourth Mezzanine Borrower” shall have the meaning ascribed to such term in the Recitals hereof.

“Fourth Mezzanine Loan Agreement” shall have the meaning ascribed to such term in the Recitals hereof.

“Fourth Mezzanine Lender” shall have the meaning ascribed to such term in the Recitals hereof.

“Fourth Mezzanine Loan” shall have the meaning ascribed to such term in the Recitals hereof.

“Interest Rate Floor” shall mean those certain interest rate hedge instruments sold by HCR Healthcare, LLC in the notional amount of the aggregate principal amount of the Mortgage Loan and the Mezzanine Loans, having a LIBOR floor of 4%.

“Lender” shall have the meaning ascribed to such term in the introductory paragraph hereof.

“Loan” shall have the meaning ascribed to such term in the Recitals hereof.

“Loan Agreement” shall have the meaning ascribed to such term in the Recitals hereof.

“Low DSCR General Reserve Funds” shall have the meaning ascribed to such term in Section 3(c)(vi) hereof.

“Low DSCR General Reserve Sub-account” shall have the meaning ascribed to such term in Section 2(a)(iv) hereof.

“Low DSCR Interest Floor Reserve Funds” shall have the meaning ascribed to such term in Section 3(c)(v) hereof.

“Low DSCR Interest Floor Reserve Sub-account” shall have the meaning ascribed to such term in Section 2(a)(iii) hereof.

“Maryland Owner” shall have the meaning ascribed to such term in the Recitals hereof.

“Monthly Debt Service Payment Amount” shall mean, with respect to any Payment Date, a sum equal to the amount of interest due and payable under the Loan on such Payment Date.

“Moody’s” shall mean Moody’s Investors Service, Inc.

“Mortgage Borrower” shall have the meaning ascribed to such term in the Recitals hereof.

“Mortgage Cash Management Account” shall mean the “Cash Management Account” as defined in the Mortgage Cash Management Agreement.

“Mortgage Cash Management Agreement” shall mean that certain Cash Management Agreement, dated as of the date hereof, by and among Mortgage Borrower, Maryland Owner and Mortgage Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

“Mortgage Lender” shall have the meaning ascribed to such term in the Recitals hereof.

“Mortgage Loan” shall have the meaning ascribed to such term in the Recitals hereof.

“Mortgage Loan Agreement” shall have the meaning ascribed to such term in the Recitals hereof.

“Note” shall have the meaning ascribed to such term in the Recitals hereof.

“Noteholders” shall have the meaning ascribed to such term in the Recitals hereof.

“Obligations” shall mean any and all debt, liabilities and obligations of Borrower to Lender pursuant to or in connection with the Loan, whether now or hereafter existing, including, without limiting the generality of the foregoing, the indebtedness evidenced by the Note, all interest accruing thereon, and any and all debt, liabilities and obligations of Borrower under the Loan Documents.

“Payment Date” shall mean the ninth (9th) day of each calendar month during the term of the Loan.

“Permitted Investments” shall mean any one or more of the following obligations or securities acquired at a purchase price of not greater than par, including those issued by the Servicer, the trustee under any Securitization or any of their respective Affiliates (to the extent satisfying the applicable requirements of this definition), payable on demand or having a scheduled maturity date not later than the Business Day immediately prior to the first Payment Date following the date of acquiring such investment (or, if earlier, the date on which the proceeds of such Permitted Investments are necessary to fulfill the purposes of the applicable Account), having a scheduled maturity date not later than 365 days after the date of origination thereof, and meeting one of the appropriate standards set forth below:

(a)           obligations of, or obligations fully guaranteed as to payment of principal and interest by, the United States or any agency or instrumentality thereof provided such obligations are backed by the full faith and credit of the United States of America including, without limitation, obligations of: the U.S. Treasury (all direct or fully guaranteed obligations), the Farmers Home Administration (certificate of beneficial ownership), the General Services Administration (participation certificates), the U.S. Maritime Administration (guaranteed Title XI financing), the Small Business Administration (guaranteed participation certificates and guaranteed pool certificates), the U.S. Department of Housing and Urban Development (local authority bonds) and the Washington Metropolitan Area Transit Authority (guaranteed transit bonds); provided, however, that the investments described in this clause (a) (A) must have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an “r” highlighter affixed to such rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

(b)           Federal Housing Administration debentures;

(c)           obligations of the following United States government sponsored agencies: Federal Home Loan Mortgage Corp. (debt obligations), the Farm Credit System (consolidated systemwide bonds and notes), the Federal Home Loan Banks (consolidated debt obligations), the Federal National Mortgage Association (debt obligations), the Financing Corp. (debt obligations), and the Resolution Funding Corp. (debt obligations); provided, however, that the investments described in this clause (c) (A) must have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an “r” highlighter affixed to such rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

(d)           federal funds, unsecured certificates of deposit, time deposits, bankers’ acceptances and repurchase agreements with maturities of not more than 365 days of any bank, the short term obligations of which at all times are rated A-1+ by S&P, F1 by Fitch and P-1 by Moody’s (or, if not rated by all Rating Agencies, by all Rating Agencies by which it is rated); provided, however, that the investments described in this clause (d) (A) must have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an “r” highlighter affixed to such rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

(e)           fully Federal Deposit Insurance Corporation-insured demand and time deposits in, or certificates of deposit of, or bankers’ acceptances issued by, any bank or trust company, savings and loan association or savings bank, the short term obligations of which at all times are rated in the highest short term rating category by each Rating Agency (or, if not rated by all Rating Agencies, by all Rating Agencies by which it is rated); provided, however, that the investments described in this clause (e) (A) must have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an “r” highlighter affixed to such rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

(f)            debt obligations with maturities of not more than 365 days and at all times rated AA-or higher by S&P and Fitch and Aa 3 by Moody’s (or, if not rated by all Rating Agencies, by all Rating Agencies by which it is rated); provided, however, that the investments described in this clause (f) (A) must have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an “r” highlighter affixed to such rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

(g)           commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) with maturities of not more than 365 days and that at all times is rated A-1+ by S&P, F1+ by Fitch and P-1 by Moody’s

(or, if not rated by all Rating Agencies, by all Rating Agencies by which it is rated); provided, however, that the investments described in this clause (g) (A) must have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an “r” highlighter affixed to such rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

(h)           units of taxable money market funds, which funds are regulated investment companies, seek to maintain a constant net asset value per share, which funds are rated AAAm or AAAm-G by S&P and have the highest rating available from each other Rating Agency (or, if not rated by all Rating Agencies, rated by at least S&P as aforesaid and otherwise acceptable to each other Rating Agency which rates it) for money market funds; and

(i)            any other security, obligation or investment which has been approved as a Permitted Investment in writing by Lender, unless a Securitization shall have occurred, in which case Lender’s consent shall not be required but Borrower shall have obtained and delivered to Lender such approval from each Rating Agency, as evidenced by confirmation in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to the Securities.

Notwithstanding the foregoing clause (i), such security or obligation shall not constitute a “Permitted Investment” (A) to the extent the ownership of such security or obligation would cause all (otherwise) Permitted Investments in the aggregate to constitute more than nine percent (9%) of the total voting power or value of the outstanding securities of the issuer of such security or obligation, or (B) if the issuer is an entity treated as a partnership or other pass-through for federal income tax purposes.

“Person” shall mean any individual, corporation, partnership, joint venture, limited liability company, estate, trust, unincorporated association, any federal, state, county or municipal government or any bureau, department or agency thereof or any fiduciary acting in such capacity on behalf of any of the foregoing.

“Rating Agencies” shall mean each of S&P, Moody’s and Fitch, or any other nationally-recognized statistical rating agency which has been approved by Lender.

“S&P” shall mean Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

“Satisfaction Event” shall mean the satisfaction in full of the Obligations.

“Second Mezzanine Borrower” shall have the meaning ascribed to such term in the Recitals hereof.

“Second Mezzanine Lender” shall have the meaning ascribed to such term in the Recitals hereof.

“Second Mezzanine Loan” shall have the meaning ascribed to such term in the Recitals hereof.

“Second Mezzanine Loan Agreement” shall have the meaning ascribed to such term in the Recitals hereof.

“Servicer” shall have the meaning set forth in Section 9.4 of the Loan Agreement.

“Seventh Mezzanine Debt Service Sub-account” shall have the meaning ascribed to such term in Section 2(a)(ii) hereof.

“Seventh Mezzanine Deposit Account” shall have the meaning ascribed to such term in Section 2(a)(i) hereof.

“Seventh Mezzanine Sub-accounts” shall mean, collectively, (i) the Seventh Mezzanine Debt Service Sub-account, (ii) the Low DSCR Interest Floor Reserve Sub-account and (iii) the Low DSCR General Reserve Sub-account.

“Sixth Mezzanine Borrower” shall have the meaning ascribed to such term in the Recitals hereof.

“Sixth Mezzanine Loan Agreement” shall have the meaning ascribed to such term in the Recitals hereof.

“Sixth Mezzanine Lender” shall have the meaning ascribed to such term in the Recitals hereof.

“Sixth Mezzanine Loan” shall have the meaning ascribed to such term in the Recitals hereof.

“Third Mezzanine Borrower” shall have the meaning ascribed to such term in the Recitals hereof.

“Third Mezzanine Loan Agreement” shall have the meaning ascribed to such term in the Recitals hereof.

“Third Mezzanine Lender” shall have the meaning ascribed to such term in the Recitals hereof.

“Third Mezzanine Loan” shall have the meaning ascribed to such term in the Recitals hereof.

“Trigger Period” shall have the meaning ascribed thereto in Section 1.1 of the Loan Agreement.

“UCC” or “Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York.

(b)           Capitalized terms used and not defined herein shall have the respective meanings given to such terms in the Loan Agreement.

(c)           The meanings given to capitalized terms defined herein shall be equally applicable in both singular and plural forms of such terms.

Section 2.              Establishment of the Seventh Mezzanine Deposit Account and Seventh Mezzanine Sub-accounts; Eligible Account; Permitted Investments. (a) On or prior to the date hereof, Lender has established, and will maintain while the Loan is outstanding, the following Accounts with an Eligible Institution selected by Lender in its sole discretion:

(i)            An account or sub-account of the Seventh Mezzanine Deposit Account into which Borrower shall deposit, or cause to be deposited, all amounts remaining in the Sixth Mezzanine Deposit Account on each Payment Date in accordance with the terms and provisions of Section 3(c) of the Sixth Mezzanine Cash Management Agreement, which account shall be entitled “HCR VII Properties, LLC for the benefit of JPMorgan Chase Bank, N.A., as Lender, pursuant to Loan Agreement dated as of December 21, 2007 – Seventh Mezzanine Deposit Account” (the “Seventh Mezzanine Deposit Account”); and

(ii)           An account or sub-account of the Seventh Mezzanine Deposit Account into which Borrower shall deposit, or cause to be deposited, the Monthly Debt Service Payment Amount, which account shall be entitled “HCR VII Properties, LLC for the benefit of JPMorgan Chase Bank, N.A., as Lender, pursuant to Loan Agreement dated as of December 21, 2007 – Seventh Mezzanine Debt Service Reserve Sub-account” (the “Seventh Mezzanine Debt Service Sub-account”).

(iii)          An account or sub-account of the Seventh Mezzanine Deposit Account into which Borrower shall deposit, or cause to be deposited, the Low DSCR Interest Floor Reserve Funds, which account shall be entitled “HCR VII Properties, LLC for the benefit of JPMorgan Chase Bank, N.A., as Lender, pursuant to Loan Agreement dated as of December 21, 2007 – Low DSCR Interest Floor Reserve Sub-account” (the “Low DSCR Interest Floor Reserve Sub-account”); and

(iv)          An account or sub-account of the Seventh Mezzanine Deposit Account into which Borrower shall deposit, or cause to be deposited, the Low DSCR General Reserve Funds, which account shall be entitled “HCR VII Properties, LLC for the benefit of JPMorgan Chase Bank, N.A., as Lender, pursuant to Loan Agreement dated as of December 21, 2007 – Low DSCR General Reserve Sub-account” (the “Low DSCR General Reserve Sub-account”)

(b)           Amounts deposited in the Seventh Mezzanine Sub-accounts shall be disbursed in accordance with the terms of this Agreement and the Loan Agreement.

(c)           Lender shall have the right to entitle the Accounts with such other designations as Lender may select in its reasonable discretion in order to reflect an assignment or transfer of the Loan effectuated in accordance with the terms of the Loan Agreement. Lender shall have the right from time to time to change the Eligible Institution with which the Accounts are maintained; provided, however, that Borrower shall have no obligation to make payments to the Seventh Mezzanine Deposit Account at such new Eligible Institution until Lender shall have given Borrower at least two (2) days’ notice thereof together with wiring instructions for such new Seventh Mezzanine Deposit Account. The Eligible Institution, account number and other information with respect to the Seventh Mezzanine Deposit Account as of the date hereof is set forth on Schedule I.

(d)           The Accounts described in clauses (a)(ii) through (iv) may be maintained by Lender, in its discretion, as separate accounts or as subaccounts of the Seventh Mezzanine Deposit Account, whereupon (1) all provisions of this Agreement referring to any Account shall be interpreted to apply instead to the corresponding sub-account of the Seventh Mezzanine Deposit Account and (2) all provisions of this Agreement referring generally to the Accounts shall be interpreted to apply instead to the Seventh Mezzanine Deposit Account.

(e)           The Accounts shall be interest-bearing accounts. The interest rate with respect to funds held in the Accounts shall be the rate for such deposits as is customarily paid by Servicer or commercial banks holding such deposits. All interest income remaining in the Accounts (other than income with respect to the Low DSCR Interest Floor Reserve Sub-account or the Low DSCR General Reserve Sub-account) shall be for the benefit of Lender; all interest income in the Low DSCR Interest Floor Reserve Sub-account and the Low DSCR General Reserve Sub-Account shall be for the benefit of the Borrower and credited to the Low DSCR Interest Floor Sub-account or the Low DSCR General Reserve Sub-account, as applicable. The Accounts shall be assigned the federal tax identification number of Borrower, which number is 26-1290343. Borrower shall provide Lender, at any time within twenty (20) days after request of Lender, with a Form W-8 or W-9 to evidence that Borrower is not subject to any back-up withholding under the United States Internal Revenue Code. Prior to application in accordance with the terms hereof, all amounts in the Accounts shall remain an asset of Borrower, subject to the lien and security interest granted Lender hereunder, and subject to all of the terms and conditions of this Agreement and the other Loan Documents.

(f)            Each Account shall be maintained as an Eligible Account. Each Account is and shall be treated either as a “securities account” as such term is defined in Section 8-501 (a) of the UCC or a “deposit account” as defined in Section 9-102 (a)(29) of the UCC. The Seventh Mezzanine Deposit Account is intended to be a deposit account and the Seventh Mezzanine Sub-accounts are intended to be securities accounts.

(g)           Lender or Servicer may (but shall not be obligated to) invest amounts deposited in the respective Accounts in Permitted Investments selected by Lender or Servicer, as applicable. Borrower may (but shall not be obligated to) direct Lender or Servicer to invest the amounts deposited in the Low DSCR Interest Floor Reserve Sub-account and the Low DSCR General Reserve Sub-account in Permitted Investments selected by Borrower. All such investments shall be subject to and in accordance with all of the terms and conditions of this Agreement, including, without limitation, Section 2(e) hereof. Without limiting the generality of the preceding sentence, all funds in the Accounts that are invested in Permitted Investments (including such funds as are transferred, with the prior written consent of Lender, to another Eligible Account satisfying the requirements of this Agreement (including the preservation of the security interest granted by Borrower in favor of Lender hereunder)) shall be deemed to be held in the respective Accounts for all purposes of the Loan Agreement and the other Loan Documents. All earnings on such Permitted Investments shall be for the benefit of and paid to the Lender; provided, however, that all earnings on any sums in the Low DSCR Interest Floor Reserve Sub-account and the Low DSCR General Reserve Sub-account shall be deposited in the Low DSCR Interest Floor Reserve Sub-account or the Low DSCR General Reserve Sub-account, as applicable, for the benefit of Borrower. If Lender or Servicer, or Borrower, as applicable, elects to invest funds in such Accounts in Permitted Investments, then Borrower shall have liability for any loss in investments of funds that are invested in Permitted Investments. Borrower shall be responsible for payment of any federal, state or local income or other tax applicable to the interest or income earned on the Accounts.

(h)           In order to further secure the performance by Borrower of the Obligations and as a material inducement for Lender to make the Loan in accordance with the terms of the Loan Documents, Borrower hereby (i) requests that the Seventh Mezzanine Deposit Account and the Seventh Mezzanine Sub-accounts be established on its behalf as set forth above and (ii) acknowledges that (A) the Seventh Mezzanine Deposit Account and the Seventh Mezzanine Sub-accounts will be subject to the sole dominion, control and discretion of Lender (which may be exercised through the Servicer or other authorized agent or designee of Lender), subject to the terms, covenants and conditions of this Agreement and the Loan Agreement, (B) Lender shall have the sole right to make withdrawals or transfers of funds from the Seventh Mezzanine Deposit Account and the Seventh Mezzanine Sub-accounts in accordance with the terms and provisions hereof and of the Loan Agreement and the other Loan Documents, and, (C) without limiting Lender’s obligations under Section 3(c)(vii) hereof or Article VII of the Loan Agreement, neither Borrower nor any other Person claiming on behalf of or through Borrower shall have any right or authority, whether express or implied, to make use of, or withdraw any funds, investments or other properties from, the Seventh Mezzanine Deposit Account or the Seventh Mezzanine Sub-accounts, or to give any instructions with respect to the Seventh Mezzanine Deposit Account or the Seventh Mezzanine Sub-accounts until the Debt is repaid in full.

Section 3.      Seventh Mezzanine Deposit Account, Seventh Mezzanine Sub-accounts.

(a)                   Intentionally Omitted.

(b)                   Additional Deposits into Seventh Mezzanine Deposit Account and Seventh Mezzanine Sub-accounts. Borrower shall make or cause to be made such additional periodic deposits into the Seventh Mezzanine Deposit Account and the Seventh Mezzanine Sub-accounts as are required by the terms of the Loan Agreement.

(c)                   Allocation and Disbursement of Funds in the Seventh Mezzanine Deposit Account and Seventh Mezzanine Sub-accounts. On each Payment Date, until the occurrence of a Satisfaction Event, Lender or Servicer shall withdraw all available funds on deposit in the Seventh Mezzanine Deposit Account, and disburse such funds in the following amounts and order of priority:

(i)            First, funds sufficient to pay the Monthly Debt Service Payment Amount for such Payment Date shall be transferred to the Seventh Mezzanine Debt Service Sub-account;

(ii)           Second, funds sufficient to pay any interest accruing at the Default Rate and late payment charges, if any, shall be transferred to the Seventh Mezzanine Debt Service Sub-account;

(iii)          Third, funds sufficient to pay any and all payments of interest or principal on the Loan or portions thereof with respect to prior Payment Dates that have not been paid previously, if any, shall be transferred to the Seventh Mezzanine Debt Service Sub-account;

(iv)          Fourth, funds sufficient to pay any and all other amounts then due and payable under the Loan, if any, shall be transferred to the Seventh Mezzanine Debt Service Sub-account;

(v)           Fifth, during the continuance of a Trigger Period, and so long as no Event of Default shall then be continuing, if LIBOR is less than four percent (4%) then, solely to the extent of any amounts remaining in the Seventh Mezzanine Deposit Account (and without any other recourse to, or obligations of, Borrower or Lender hereunder to any other party) an amount (the “Low DSCR Interest Floor Reserve Funds”) equal to the product of: (A) four percent (4%) minus LIBOR as actually in effect during such Interest Period, times (B) the then outstanding principal amount of the Loan and the Mezzanine Loans, times (C) the number of actual days in such Interest Period divided by 360; which Low DSCR Interest Floor Reserve Funds shall be paid to Borrower solely for distribution (which shall be a distribution through each intermediate parent) to Manor Care, Inc. in order that a capital contribution can be made to HCR Healthcare, LLC to pay any liability for the comparable then current Interest Period with respect to the Interest Rate Floor. Distributions made pursuant to this Section 3(c)(v) shall constitute distributions to or at the direction of the applicable member of the Borrower.

(vi)          Sixth, during the continuance of a Trigger Period and further provided that no Event of Default shall then be continuing, all amounts remaining in the Seventh Mezzanine Deposit Account after deposits for items (i) through (iv) above (the “Low DSCR General Reserve Funds”) shall be transferred to the Low DSCR General Reserve Sub-account; and

(vii)         Seventh, provided that no Trigger Period is then continuing, all amounts remaining in the Seventh Mezzanine Deposit Account after deposits for items (i) through (iv) above shall have been effectuated shall be transferred by wire transfer to Borrower, or as Borrower shall otherwise direct.

(d)           Notwithstanding anything contained in Section 3(c) to the contrary, if an Event of Default shall have occurred and be continuing, Lender or Servicer shall disburse all available funds in the Seventh Mezzanine Deposit Account and the Seventh Mezzanine Sub-accounts as directed by Lender in its sole and absolute discretion.

Section 4.               Termination. Lender shall terminate this Agreement upon the occurrence of a Satisfaction Event and disburse all monies then held in the Seventh Mezzanine Deposit Account and the Seventh Mezzanine Sub-accounts after liquidating all Permitted Investments, to the Borrower, or as the Borrower shall otherwise direct.

Section 5.               Matters Concerning Borrower.

(a)           Simultaneously with the execution hereof, and as a condition to the funding of the Loan, and hereafter during the term of the Loan, Borrower shall cause each of the following to occur:

(i)            Pursuant to the Collateral Assignment of Interest Rate Cap Agreement (Seventh Mezzanine Loan), Borrower has directed that all payments to be made under the Interest Rate Cap Agreement be deposited in the Seventh Mezzanine Deposit Account.

(ii)           If Borrower receives distributions in violation of the Loan Agreement or this Agreement, then (x) Borrower shall be deemed to hold such distributions in trust for Lender and (y) Borrower shall deposit such funds in the Seventh Mezzanine Deposit Account within one (1) Business Day of receipt all such distributions received by it.

(iii)          Upon the occurrence of a Liquidation Event on any day other than a Payment Date, the related Net Liquidation Proceeds After Debt Service shall be deposited into the Seventh Mezzanine Deposit Account and shall be disbursed to Lender within three (3) Business Days of its receipt thereof in accordance with the provisions of Section 2.4.2 of the Loan Agreement.

(b)           All amounts deposited into the Seventh Mezzanine Deposit Account pursuant to the terms of the Sixth Cash Management Agreement shall be deemed to be distributions to Borrower (“Borrower Distributions”). Borrower intends to make payment on the Obligations from the Borrower Distributions. Nothing contained herein shall impair or otherwise limit Borrower’s obligations to timely make the payments (including, without limitation, interest and principal) required by the Note, the Loan Agreement and the other Loan Documents, it being understood that such payments shall be so timely made in accordance with the Loan Documents regardless of the amounts on deposit in the Seventh Mezzanine Deposit Account.

(c)           Borrower hereby grants to Lender, as additional security for the payment and performance of the Obligations, a continuing perfected first priority security interest in and to, and a first lien upon the following (collectively, the “Collateral”): (A) the Seventh Mezzanine Deposit Account and the Seventh Mezzanine Sub-accounts and all of Borrower’s right, title and interest in and to all cash, property or rights transferred to or deposited therein from time to time, (B) all earnings, investments and securities (including, without limitation, Permitted Investments) held in the Seventh Mezzanine Deposit Account and the Seventh Mezzanine Sub-accounts in accordance with this Agreement and (C) any and all proceeds of the foregoing. This Agreement and the grant of security interest made hereby shall secure (i) payment of all amounts payable by Borrower to Lender under the Note and (ii) the other Obligations. Borrower acknowledges that Servicer is acting as the agent of, and at the direction of, Lender in connection with the subject matter of this Agreement. Borrower further agrees to execute, acknowledge, deliver, file or do, at its sole cost and expense, all other acts, assignments, notices, agreements or other instruments as Lender may reasonably require in order to evidence, effectuate, assure, convey, secure, assign, transfer and convey unto Lender any of the rights granted pursuant to this Agreement and to more fully perfect and protect any lien or security interest granted pursuant to this Agreement.

(d)           In its sole discretion, Borrower may, from time to time deposit amounts into the Seventh Mezzanine Deposit Account in respect of any Seventh Mezzanine Sub-account from sources of Borrower other than the Accounts under (and as defined in) the Sixth Cash Management Agreement; provided, that if Borrower deposits such amounts, the amounts deposited shall be subject to all of the terms hereof as if they had not been separately so deposited by Borrower, shall be subject to a first priority lien and security interest in favor of Lender and may not be withdrawn except as otherwise provided for in this Agreement and the Loan Agreement. Nothing contained herein shall impair or otherwise limit Borrower’s obligations to timely make the payments (including, without limitation, interest and principal) required by the Note, the Loan Agreement and the other Loan Documents, it being understood that such payments shall be so timely made in accordance with the Loan Documents regardless of the amounts on deposit in the Seventh Mezzanine Deposit Account and/or the Seventh Mezzanine Sub-accounts.

Section 6.               Certain Matters Regarding Lender. (a) If Lender gives notice, in writing, signed by Lender or an authorized agent thereof, that an Event of Default under the Loan Agreement has occurred and is continuing, the parties hereto agree that Lender may liquidate or transfer all amounts deposited in any Account maintained hereunder on demand, without notice to Borrower. Notwithstanding the foregoing, Borrower shall not be deemed to have waived any rights Borrower may have against Lender if it is determined that Lender was grossly negligent or engaged in willful misconduct.

(b)           Lender may exercise in respect of the Collateral all rights and remedies available to Lender hereunder or under the other Loan Documents or otherwise available at law or in equity. Without limiting the generality of the foregoing or the provisions of clause (a) above, upon the occurrence and during the continuance of  an Event of Default, Borrower acknowledges and agrees that it will have no further right to request or otherwise require Lender to disburse funds from the Seventh Mezzanine Deposit Account or the Seventh Mezzanine Sub-accounts in accordance with the terms of this Agreement, it being agreed that Lender may, at its option, upon the occurrence and during the continuance of an Event of Default, (i) continue to hold the funds in the Seventh Mezzanine Deposit Account and the Seventh Mezzanine Sub-accounts and/or (ii) continue from time to time to apply all or any portion of the funds held in the Seventh Mezzanine Deposit Account and/or the Seventh Mezzanine Sub-accounts to the payment of any obligations for which such funds could have been applied to prior to such Event of Default, to the extent and in such order and manner as Lender in its sole and absolute discretion may determine, and/or (iii) disburse all or any portion of the funds held in the Seventh Mezzanine Deposit Account or the Seventh Mezzanine Sub-accounts or other Collateral to Lender, in which event Lender may apply the funds held in the Seventh Mezzanine Deposit Account, the Seventh Mezzanine Sub-accounts or other Collateral to the Obligations in any order and in such manner as Lender may determine in its sole and absolute discretion.

(c)           Upon the occurrence and during the continuance of an Event of Default, Lender may, at any time or from time to time, collect, appropriate, redeem, realize upon or otherwise enforce its rights with respect to the Collateral, without notice to Borrower (unless required by law) and without the need to institute any legal action, make demand, exhaust any other remedies or otherwise proceed to enforce its rights.

(d)           No failure on the part of Lender to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right under this Agreement or the other Loan Documents. To the extent not prohibited by applicable law, the remedies provided in this Agreement, the Note, the Loan Agreement and the other Loan Documents are cumulative and not exclusive of any remedies provided at law or in equity.

Section 7.               Intentionally Omitted.

Section 8.               Successors and Assigns; Assignments; Agents. (a) This Agreement shall bind and inure to the benefit of and be enforceable by Borrower and Lender their respective successors and/or permitted assigns.

(b)           Lender shall have the right to assign or transfer rights and obligations under this Agreement in accordance with the terms of the Loan Agreement. Any assignee or transferee shall be entitled to all the benefits afforded Lender under this Agreement; provided, that such assignee or transferee shall upon written request deliver to the other parties hereto written confirmation that such assignee or transferee agrees to be bound by the terms of this Agreement and is also the assignee or transferee of the Note and the other Loan Documents.

(c)           Borrower shall have the right to assign and transfer its rights and obligations hereunder only with the prior written consent of Lender.

(d)           Any duties or actions of Lender hereunder may be performed by Lender or its agent(s), including, without limitation, any Servicer or trustee in a Securitization, which includes the Loan.

Section 9.               Amendment. This Agreement may be amended from time to time in writing by all parties hereto. All amendments to this Agreement shall be in writing.

Section 10.             Notices. All notices, consents, approvals and requests required or permitted hereunder or under any other Loan Document shall be given in writing and shall be effective for all purposes if hand delivered or sent by (a) certified or registered United States mail, postage prepaid, return receipt requested or (b) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, addressed as follows (or at such other address and Person as shall be designated from time to time by any party hereto, as the case may be, in a notice to the other parties hereto in the manner provided for in this Section 11):

If to Lender:	JPMorgan Chase Bank, N.A.
c/o Centerline Servicing Inc.

5221 N. O’Connor Blvd., Suite 600
Irving, Texas 75039
Attention: John Roach, Senior Vice
President, Asset Management

with a copy to:	Cadwalader, Wickersham & Taft LLP
One World Financial Center
New York, New York 10281
Attention: Fredric L. Altschuler, Esq. and
Steven M. Herman, Esq.

If to Borrower:	HCR VII Properties, LLC
333 N Summit Street
Toledo, Ohio 43604
Attention: Chief Legal Officer

With a copy to:	HCR VII Properties, LLC
333 N. Summit Street
Toledo, Ohio 43604
Attention: Chief Financial Officer

With a copy to:	Latham & Watkins LLP
885 Third Avenue
New York, New York 10022
Attention: James I. Hisiger, Esq.

A notice shall be deemed to have been given: (i) in the case of hand delivery, at the time of delivery; (ii) in the case of registered or certified mail, three (3) Business Days after transmittal; or (iii) in the case of expedited prepaid delivery and telecopy, upon the first Business Day subsequent to transmittal.

Section 11.            Limitation on Liability. Lender shall not be liable for any acts, omissions, errors in judgment or mistakes of fact or law and in good faith, including, without limitation, acts, omissions, errors or mistakes with respect to the Collateral, except for those arising as a result of Lender’s gross negligence or willful misconduct. Without limiting the generality of the foregoing, except as otherwise expressly provided for herein or as required by applicable law, Lender shall not have any duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not Lender has or is deemed to have knowledge of such matters, or as to the taking of any steps necessary to preserve rights against any parties or any other right pertaining to any Collateral. Lender is hereby authorized by Borrower to act on any written instruction believed by it in good faith to be genuine.

Section 12.            Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAWS

PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

Section 13.             Conflicts. In the event of any conflicts between the terms of this Agreement and the terms or the Loan Agreement, the terms of the Loan Agreement shall govern.

Section 14.             Exculpation. Borrower’s obligations under this Agreement are subject to the provisions of Section 9.3 of the Loan Agreement and such provisions are incorporated herein by reference.

Section 15.             Headings. The Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

Section 16.             Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

Section 17.             Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

Section 18.             Inconsistencies. In the event of any inconsistencies between the terms and conditions hereof and the terms and conditions of the Loan Agreement, the terms and conditions of the Loan Agreement shall control.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement in several counterparts (each of which shall be deemed an original) as of the date first above written.

BORROWER:

HCR VII PROPERTIES, LLC,
a Delaware limited liability company

By:
Name:
Title:

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

LENDER:

JPMORGAN CHASE BANK, N.A.,
a banking association chartered under the laws of the
United States of America

By:
Name:
Title:

SCHEDULE I

SEVENTH MEZZANINE DEPOSIT ACCOUNT

Deposit Bank:	JPMorgan Chase Bank, N.A., New York, NY

Deposit Account:	ABA# 021-000-021

Attention:	John Roach - (972) 868-5434

Account of:	Centerline Servicing Inc. Client Clearing Account

Account #	08806361448

Reference:	HCR VII Properties, LLC

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